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                                 AMENDMENT NO. 2
                                       TO
                                    GUARANTY



THIS AMENDMENT NO. 2 TO GUARANTY (this "Amendment"), dated as of June 1, 2000, amends the Guaranty dated as of February 10, 2000 (the "Guaranty"), made by Aames Financial Corporation (the "Guarantor") in favor of Greenwich Capital Financial Products, Inc. (the "Lender"). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Guaranty or, if not so defined therein, the Loan Agreement (as defined in the Guaranty).

WHEREAS, the Guarantor and the Lender wish to amend the Guaranty to modify certain of the terms thereof.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor and the Lender agree as follows:


1.       AMENDMENTS

Effective as of March 31, 2000 the following Sections of the Guaranty are hereby amended as follows:

1.1 Section 3(b)(i) of the Guaranty is hereby deleted in its entirety and replaced with the following:

              "MAINTENANCE OF TANGIBLE NET WORTH. The Tangible Net Worth of the Guarantor, on a consolidated basis and on any given day, shall be equal to or greater than (a) prior to and on June 30, 2000, $20,000,000, (b) after June 30, 2000 and prior to and on July 31, 2000, $45,000,000 and (c) after July 31, 2000, $55,000,000; and
              not less than 80% of the Tangible Net Worth of the Guarantor, on a consolidated basis, as at the end of each fiscal quarter;"

1.2 Section 3(b)(ii) of the Guaranty is hereby deleted in its entirety and replaced with the following:

              "MAINTENANCE OF RATIO OF TOTAL INDEBTEDNESS TO TANGIBLE NET WORTH. The Guarantor shall not permit the ratio of Total Indebtedness to Tangible Net Worth, on a consolidated basis and on any given day, to be greater than (a) prior to and on June 30, 2000, 16.0 to 1.0,
              (b) after June 30, 2000 and prior to and on July 31, 2000, 7.0 to
              1.0 and (c) after July 31, 2000, 5.5 to 1.0;"


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1.3 Section 3(b)(iii) of the Guaranty is hereby deleted in its entirety and replaced with the following:

              "LIQUIDITY. The aggregate amount of the Guarantor's cash, Cash Equivalents and available borrowing capacity on unencumbered assets that could be drawn against (taking into account required haircuts) under committed warehouse or working capital facilities, on a consolidated basis and on any given day, shall be equal to or greater than (a) prior to and on June 15, 2000, $5,000,000 and (b) after June 15, 2000, $15,000,000;"


1.4 Section 3(b)(iv) of the Guaranty is hereby deleted in its entirety and replaced with the following:

              "MAINTENANCE OF RATIO OF EARNINGS TO TOTAL INTEREST EXPENSE. The Guarantor shall not permit the ratio of earnings before interest and taxes to total interest expense, on a consolidated basis, to be less than 1.05 to 1.0 measured on a rolling basis from the immediately preceding two calendar quarters commencing with the two quarters ended September 30, 2000 and December 31, 2000;"

1.5 Section 3(b)(v) of the Guaranty is hereby deleted in its entirety and replaced with the following:

              "PROFITABILITY. The Guarantor shall have a GAAP after tax net income of at least $1.00 for the fiscal quarter ended September 30, 2000;"

2.       REPRESENTATIONS

In order to induce the Lender to execute and deliver this Amendment, the Guarantor hereby represents to the Lender that as of the date hereof, after giving effect to this Amendment, (a) the representations and warranties set forth in Section 3 of the Guaranty are and shall be and remain true and correct and (b) the Guarantor is in full compliance with all of the terms and conditions of the Guaranty.


3.       MISCELLANEOUS

Except as specifically amended herein, the Guaranty shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Guaranty or any other instrument or document executed in connection therewith, or in any certificate, letter or communication on issued or made pursuant to or with respect to the Guaranty, any reference in any of such items to the Guaranty being sufficient to refer to the Guaranty as amended hereby.

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IN WITNESS WHEREOF, the Guarantor and the Lender have caused this Amendment No.
2 to be duly executed and delivered as of the date first above written.


                                     AAMES FINANCIAL CORPORATION


                                     By:               /s/ Jon D. Van Deuren
                                        ---------------------------------------
                                     Name:             Jon D. Van Deuren
                                     Title:            Senior Vice President


                                     GREENWICH CAPITAL FINANCIAL
                                     PRODUCTS, INC.


                                     By:               /s/ John C. Anderson
                                        ---------------------------------------
                                     Name:             John C. Anderson
                                     Title:            Senior Vice President